UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 8, 2006

Sybase, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16493	94-2951005
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Sybase Drive, Dublin, California 94568
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code (925)-236-5000
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Amendment No. 1
This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Sybase, Inc. under Items 1.01, 2.01, 2.03, 5.02 and 9.01 on November 9, 2006. Amendment No. 1 is being filed to include the financial information required under Item 9.01.
Section 2 — Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets
On November 8, 2006, pursuant to an Agreement and Plan of Merger dated September 5, 2006, as amended on September 8, 2006 (the “Merger Agreement”) by and among Sybase, Inc., a Delaware corporation (“Sybase”), Monaco Acquisition Corporation, a Delaware corporation wholly owned by Sybase (“Merger Sub”), and Mobile 365, Inc., a Delaware corporation (“M365”), Merger Sub merged with and into M365, with M365 being renamed Sybase 365, Inc. and continuing as the surviving corporation and a wholly-owned subsidiary of Sybase (the “Merger”).
Pursuant to the Merger Agreement, and as a result of the Merger, (i) each issued and outstanding share of M365 capital stock was converted into the right to receive cash, without interest, on the terms specified in the Merger Agreement, (ii) each outstanding vested option to purchase M365 capital stock issued pursuant to M365’s stock option plans was converted into the right to receive a cash amount equal to (x) the applicable common stock consideration minus (y) the exercise price payable in respect of such common stock issuable under such M365 stock option (however, if the exercise price of any option exceeded the applicable common stock consideration, the cash amount with respect to such option was zero), (iii) each outstanding unvested option to purchase M365 capital stock issued pursuant to M365’s stock option plans was assumed by Sybase as an option to purchase shares of Sybase common stock, and (iv) each outstanding warrant to purchase M365 capital stock was converted into the right to receive a cash amount equal to (x) the applicable capital stock consideration minus (y) the exercise price payable in respect of such capital stock issuable under such M365 warrant (however, if the exercise price of any warrant exceeded the applicable capital stock consideration, the cash amount with respect to such warrant was zero).
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(a) Financial statements of business acquired
     (1)The audited historical consolidated financial statements of M 365 as of March 31, 2006 and for the year then ended are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by this reference.
     (2) The unaudited historical condensed consolidated financial statements of M365 including M 365’s unaudited historical condensed consolidated balance sheet as of June 30, 2006 and the unaudited condensed consolidated statements of operations and cash flows for the three months ended June 30 and March 31, 2006 and 2005 are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by this reference.
(b) Pro forma financial information
     The pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by this reference.
(d) Exhibits
     The exhibits listed below are being filed with this Amendment No. 1.

Exhibit
Number	Description
23.1	Consent of Deloitte & Touche LLP

99.1	M 365’s historical audited consolidated financial statements as of March 31, 2006 and for the year then ended

99.2	M 365’s unaudited historical condensed consolidated financial statements including M365’s unaudited historical condensed consolidated balance sheet as of June 30, 2006 and March 31, 2006 and the unaudited condensed consolidated statements of operations and cash flows for the three months ended June 30, 2006 and 2005

99.3	Unaudited pro forma condensed combined financial statements of Sybase after giving effect to the acquisition of M365

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sybase, Inc.
(Registrant)
Date: January 24, 2007	/s/ Pieter A. Van Der Vorst
(Signature)
Pieter A. Van Der Vorst
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Deloitte & Touche LLP

99.1	Mobile 365’s historical audited consolidated financial statements as of March 31, 2006 and for the year then ended

99.2	Mobile 365’s unaudited historical condensed consolidated financial statements including Mobile 365’s unaudited historical condensed consolidated balance sheet as of June 30, 2006 and the unaudited condensed consolidated statements of operations and cash flows for the three months ended June 30, 2006 and 2005

99.3	Unaudited pro forma condensed combined financial statements of Sybase after giving effect to the acquisition of Mobile 365